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                                                                      Exhibit 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Account Five (Portion Relating to the Seasons Select Variable Annuity) of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) of our report dated January 31, 2002, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company. We consent to the incorporation by reference of our report dated June 27, 2001, relating to the financial statements of Variable Annuity Account Five (Portion relating to Seasons Select Variable Annuity) into such Statement of Additional Information. We consent to the incorporation by reference of above mentioned reports into the Prospectus of Variable Annuity Account Five (Portion Relating to the Seasons Select Variable Annuity), which constitutes part of this registration statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.

PricewaterhouseCoopers LLP
Los Angeles, California
April 12, 2002